UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2022

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2804 Orchard Lake Road, Suite 202, Keego Harbor MIchigan	48320
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	The NASDAQ Stock Market
Warrants to purchase shares of Common Stock, par value $0.001 per share	ZIVOW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, on January 4, 2022, Zivo Bioscience, Inc. (the “Company”) terminated the employment of Andrew A. Dahl, the President and Chief Executive Officer of the Company.  Prior to such date, the Company requested that Mr. Dahl resign, and the Company furnished Mr. Dahl with a potential draft press release (the “Draft Press Release”) that may be issued upon such resignation.

Mr. Dahl did not agree to resign, and so the Company terminated him as President and Chief Executive Officer of the Company for cause.  Mr. Dahl and the Company have thus far been unable to reach an agreement regarding Mr. Dahl’s separation from the Company as its President and Chief Executive Officer, and on February 18, 2022, Mr. Dahl resigned from his position as a member of the Company’s board of directors. The reasons for his resignation from the board of directors, as well as the Draft Press Release, are set forth in his notice of resignation which is attached hereto as Exhibit 17.

The Company’s present Board of Directors has decided to reduce the size of the Board to four members.

The Company has provided Mr. Dahl with a copy of the disclosures set forth herein and provided him with an opportunity to furnish to the Company as promptly as possible a letter stating whether he agrees with such disclosures and, if not, stating the respects in which he does not agree.

Item 8.01. Other Events.

Effective on February 21, 2022, the Company formally changed the listing of its principal executive office to 21 E. Long Lake Road, Suite 100, Bloomfield Hills, Michigan 48304. The Company’s telephone number remains the same: +1 (248) 452-9866.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
17	Notice of Resignation
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

Dated: February 25, 2022	By:	/s/ Keith Marchiando
Keith Marchiando Chief Financial Officer, Secretary and Treasurer

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